UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A-1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2010

AFFINITY GOLD CORP.
(Exact name of registrant as specified in its charter)

Commission File Number 333-142890

Nevada	26-4152475
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

7950 Main Street, Suite #217
Maple Grove, MN  55369
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: 763-424-4754

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

On June 22, 2010, the Board of Directors of Affinity Gold Corp. (the “Company”) dismissed Davis Accounting Group P.C. as its independent registered public accounting firm. On the same date, the Board of Directors approved and authorized the engagement of the accounting firm of Baker Tilly Virchow Krause, LLP (“Baker Tilly”), to be the Company’s new independent registered public accounting firm if accepted by Baker Tilly.

As the Company only engaged Davis Accounting Group as of September 30, 2009, Davis Accounting Group did not issue a report on the Company’s financial statements for the last two fiscal years.

During the Company’s two most recent fiscal years and the period through the effective date of dismissal of Davis Accounting Group on June 22, 2010, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

We provided Davis Accounting Group with a copy of this current report on Form 8-K/A-1 prior to its filing with the Securities and Exchange Commission, and requested that they furnish us with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made in this current report on Form 8-K/A-1, and if not, stating the aspects with which they do not agree.  The letter from Davis Accounting Group dated July 20, 2010, is filed as Exhibit 16.1 to this current report on Form 8-K/A-1.

During the two most recent fiscal years and the subsequent interim periods through the date of engagement of Baker Tilly, which has not been accepted by Baker Tilly as of the date of this filing, we had not, nor had any person on our behalf, consulted with Baker Tilly regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, nor had Baker Tilly provided to us a written report or oral advice regarding such principles or audit opinion on any matter that was the subject of a disagreement as set forth in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as set forth in Item 304(a)(1)(v) of Regulation S-K with our former independent registered public accounting firm.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

16.1	Letter from Davis Accounting Group P.C., dated July 20, 2010, to the Securities and Exchange Commission regarding statements included in this Form 8-K/A-1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AFFINITY GOLD CORP.

By:	/s/ Corey Sandberg
Name:	Corey Sandberg
Title:	President and Director

Date: July 20, 2010

EXHIBIT INDEX

Exhibit No.	Description of Exhibit	Page Number
16.1	Letter from Davis Accounting Group P.C., dated July 20, 2010 to the Securities and Exchange Commission regarding statements included in this Form 8-K/A-1.	5